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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) November 20, 1996
                                                      -----------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a press release on Wednesday, November 20, 1996 announcing Registrant's quarterly dividend.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
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               Exhibit No.         Description
               -----------         -----------

                  99               Press Release dated Wednesday,
                                   November 20, 1996 announcing
                                   Registrant's quarterly dividend.


     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    November 21, 1996             By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated Wednesday, November 20, 1996 announcing Registrant's quarterly dividend.



     FOR IMMEDIATE RELEASE                   CONTACT:  Augustine F. Jehle
     November 20, 1996                                      201-795-4000
                                                       Anthony S.Cicatiello
                                                            908-382-1066


                  STATEWIDE FINANCIAL CORP DECLARES DIVIDEND

     Jersey City, N.J. (November 20, 1996) . . . Statewide Financial Corp (Nasdaq:SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors approved a quarterly dividend on its common stock of ten cents ($0.10) per common share. The dividend will be payable on December 27, 1996, to shareholders of record at the close of business on December 9, 1996.

     This is the second dividend paid by Statewide Financial Corp since its initial public offering on September 29, 1995. On August 19, 1996 the Board of Directors adopted a dividend policy to pay an annual dividend of $0.40 per common share, payable in equal quarterly installments, should the earnings of the Company warrant. The Company paid its first dividend on September 30.

     In announcing the dividend, Victor M. Richel, Chairman, President and Chief Executive Officer, said, "This second dividend declaration highlights our continuing commitment to maintaining shareholder value. Earlier in the year, Statewide completed a 5 percent stock repurchase program, and earlier this month the Board adopted an additional buyback program under which, subject to regulatory approval, the Company will buy back up to 10 percent of its stock."

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).